GREENSPRING FUND,
                               INCORPORATED

                                  (LOGO)

                            SEMI ANNUAL REPORT

                              JUNE 30, 2002





                This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.





                                    July 2002


Dear Fellow Shareholders:

     For the six-month period ended June 30, 2002, the net asset value per share of the Greenspring Fund dropped from $17.74 to $17.70, a decline of 0.2%. This performance compared very favorably with major stock market indices, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index and the NASDAQ which declined -7.8%, -13.8% and -25.0%, respectively, for the same period. During the first six months of 2002, the securities markets remained extremely volatile. Periods of improving confidence were followed by periods of despair, as the stock market bounced from bearish sentiments to bullish enthusiasm and then back to bearish tones. Despite some positive economic and corporate events, the stock market could not overcome the continued barrage of corporate earnings disappointments, the geopolitical uncertainty caused by events in the Middle East, India, and Pakistan, and conflict of interest and accounting scandals in such high profile companies as Enron Corp., Tyco International, Adelphia Communications, WorldCom, and Qwest Communications. Amidst this rocky landscape, the general direction of the stock market was down.

    Year-to-date performance from the equity securities in the Greenspring Fund was modestly positive, while the performance from the Fund's fixed income securities was marginally negative. The best performing industries in the equity portfolio were bank and thrift investments, as well as the natural gas utilities. Middleby Corp. was the security that provided the greatest positive impact on the Fund's portfolio, as it rebounded from the depressed level of late last year. Our foray into the power industry, primarily El Paso Corporation and Calpine Trust Preferred, seems to have been a bit premature, as we will discuss this later in the letter. We sold our positions in the common stocks of Quanta Services, United
Therapeutics, Kinder Morgan Inc., Piedmont Natural Gas and Nicor, as each of these securities reached a level at which we believed the fundamentals no longer justified maintaining our investment positions.

     We continue to find a number of attractive investment opportunities in fixed income securities, especially "busted" convertible bonds. A review of the portfolio will show we have added to many of our existing holdings and purchased several new securities. The majority of the fixed income securities in the portfolio provided steady returns; however, SONICblue and Charter Communications both declined sharply, which caused the slightly negative performance from the fixed income portfolio as a whole.

                                    1
     As value investors, we continually comb the universe of downtrodden, out of favor securities, trying to distinguish between those companies whose stocks are down for legitimate reasons (and are likely to stay depressed for the foreseeable future) and those companies whose stocks are temporarily out of favor, and may have the ability to bounce back in the short term. As analysts, we gather and analyze data in an attempt to determine the extent of the problems and then make assumptions as to what other negative developments may surface. We study income and cash flow statements and assess balance sheets to determine if the companies in question can withstand the current challenges. Where the situation appears promising, we evaluate the likelihood and timing of a recovery in the stock valuation and calculate the estimated potential capital gain. In the current economic environment, there is an abundant supply of potential investments for value investors to study.

     At times, whole industries, not just individual companies, fall out of favor in the investment community, creating opportunities for the value investor. Like an individual company, the problems facing an industry must be assessed to determine the extent of the problems, the likelihood and timing of a recovery, and the likelihood and timing of an improvement in the sentiment towards a currently out of favor industry. Whereas the problems encountered by an individual company can be quite varied, industry-wide problems tend to be more specific in nature. Typical examples of industry problems include: negative commodity price trends as regularly seen in the oil or paper industries, regulatory or political pressures as seen from time to time in the pharmaceutical or healthcare industries, and product developments that can prompt analysts to question the viability of an industry.

     Although Greenspring Fund typically uses a bottom-up, stock-picking approach, from time to time the Fund finds attractive investment opportunities in industries that are out of favor. Investing in an out of favor industry offers certain advantages, such as the ability to spread the Fund's exposure by investing smaller amounts in a number of companies within the industry, thereby reducing individual security risk. Additionally, the Fund may get the opportunity to invest, at bargain prices, in an industry's premier companies that typically are available only at valuations that value investors regard as excessive. For example, instead of shopping at Wal-Mart for clothes all the time, a value investor might also occasionally stop by Ann Taylor or Brooks Brothers, when they are having a 50% off sale. A recent example of this industry investment strategy was the Fund's successful investment in a number of natural gas exploration and production companies in 2000 and 2001.

     Once again, we find ourselves with the opportunity to invest in an out of favor industry with very attractive investment prospects - in what we will refer to as the "power" industry. These investments may include companies involved in the following:

                                   2
*regulated and unregulated electric power generation
*electric power transmission and distribution
*natural gas processing and transportation
*trading and marketing of natural gas and electricity.

We have watched the power industry very closely over the last couple of years, many times in disbelief, as surprising news stories were released.
A brief description of some of the major events that have taken place since the summer of 2000 is nothing short of spectacular and includes:

*A poorly designed deregulation plan combined with an energy shortage in California caused electricity prices in the state to soar in 2000 and early 2001, leading to severe financial difficulties for the state's two major utilities. Pacific Gas & Electric filed bankruptcy, while Southern California Edison narrowly escaped the same fate.
*The price of electricity throughout many other western states skyrocketed as a result of the California crisis with the Federal Energy Regulatory Commission (FERC) ordering a price cap on electricity throughout the west.
*California blamed "out of state" energy companies for the run-up in prices and accused them of manipulating the market.
*California then signed long term contracts for the supply of electricity at historically high prices amidst a great deal of finger pointing and pass-the-blame games among the state's politicians.
*As soon as the long-term contracts were inked, locking California into high prices for electricity, the price of electricity began to decline as a result of more stability in California, less demand due to a slow economy and mild weather conditions, and more supply from new power plants.
*As electricity prices came down, investors began to worry about profits and stock prices declined. Investors began to flee those electricity companies that had a large amount of unregulated capacity, and, once again, better appreciated the consistent, if boringly steady, cash flows generated by "old-fashioned," highly regulated electric utilities that had previously been regarded with disdain by growth-hungry investors.
*In the fall of 2001, Enron admitted to a series of bad investments, reported large losses and write-offs, suffered a liquidity and confidence crisis and filed bankruptcy. Less than a year before, Enron's stock market value had been more than $65 billion.
*Bond rating agencies, caught off guard by the sudden collapse of Enron, moved quickly to downgrade the debt of other deregulated power companies, reducing their access to the capital markets and

                                   3
 alarming the investment community.
*Electricity prices continued to decline into early 2002 forcing many companies to reduce earnings expectations and growth rates.
*Government investigators discovered that Enron pursued a number of strategies to try to take advantage of, and profit from, the California energy crisis. Under increasing political pressure, all companies that sold power in California were required to make filings with regulatory agencies "admitting or denying" that they participated in the Enron "gaming" strategies. Most companies denied participation.
*During the spring and summer of 2002, many power companies disclosed that they had engaged in "wash sales," trading electricity back and forth among themselves in riskless trades at the same price, inflating revenues but not profits. These disclosures further called into question the credibility of management and financial statements.

Given this amazing landscape, it is understandable why stock prices in the power industry have declined and, in some cases, rather dramatically. Rather than just one or two issues impacting the industry, power companies were buffeted by a plethora of negative stories that repeatedly cast their credibility and value into question.

     In the midst of this challenging environment for the power industry, we have been working hard to find opportunities in this sector. An essential, and undeniable, facet of our investment premise is that the power industry is essential to the nation's economy. The economy would suffer dramatically without a healthy and efficient natural gas and electricity industry. We see nothing on the horizon that is going to change this fact. It is in the best interests of the public, consumers, corporations, government, and the military to have a healthy and efficient power industry. The regulatory agencies, while rightly punishing any illegal activities of the energy producers, will be careful not to let the movement turn into a witch-hunt and cause irreparable damage to the power infrastructure. Additionally, we feel confident that the supply/demand imbalance will work itself out over time, as low prices will discourage investment in new supply and demand will continue to grow. There is little question that the industry will recover, but as with all investments, the more relevant question is one of timing. At what point will most of the negative news and pessimistic forecasts be fully reflected in stock prices so that future news stories are more likely to be positive in nature and, therefore, met with a positive reaction in the stock prices? Although the absolute bottom is impossible to call until after the fact, we believe that we are close to an inflection point.

     The real "hot spots" throughout this whole crisis have been commodity prices, gas and electricity trading, and regulatory issues relating to California. Some companies were heavily exposed to all of these issues, while others had little exposure. Without exception, the stock prices of all the companies in this industry declined. We have focused on those

                                   4
companies that have valuable, if not vital, tangible energy assets. Although some may be exposed to the "hot spots" in a marginal way, all derive most of their value from assets that are less affected by the troublesome areas. A brief discussion of three of our investments follows.

     El Paso Corporation is a large diversified natural gas and energy merchant. More than 75% of its income comes from the production and processing of natural gas and the transportation and distribution of gas through its extensive pipeline system. El Paso owns the largest natural gas pipeline system in the country, consisting of almost 50,000 miles of pipeline. Nearly one-third of all the natural gas used in this country moves through the El Paso system. El Paso is also the sixth largest producer of natural gas in North America with large, attractive gas reserves. Neither of these businesses has been significantly impacted by the power crisis. El Paso does own some electric generation assets and trades natural gas and electricity as a natural extension of its other businesses. Industry turmoil has had an impact on the profitability of this business, particularly on its anticipated future growth rate. Consequently, El Paso recently lowered both its current earnings estimate, as well as its future earnings growth rate. This resulted in the stock price declining further from an already depressed level.

     We were able to purchase El Paso shares at less than ten times the current year estimated earnings with the vast majority of those earnings coming from the regulated pipeline business and the production of natural gas. Growth expectations have been significantly reduced, which means that any positive surprises should be met with investor enthusiasm. As stand-alone businesses, we estimate that the separate parts of El Paso would trade at higher earnings multiples, especially when you consider that the majority of their assets are vital to the nation's energy infrastructure and are virtually irreplaceable.

     PPL Corporation, formally known as Pennsylvania Power and Light, is an electric utility with power plants in the northeast and the west, primarily Montana. Unlike an old fashioned utility, the power plants are deregulated, so PPL is exposed to the variability of electric power prices. PPL still owns an electric distribution system in Pennsylvania that is regulated and provides a stable source of income. PPL's stock price declined with the industry, especially after PPL announced that this year's earnings would be lower than last year's because of lower electricity prices, primarily in the west.

     At this point, the commodity price risk has been significantly reduced because PPL sold, under long-term contracts, a large percentage of its generating capacity to its former utility customers in the east and to other utilities in the west. This will provide PPL with a more predictable and stable source of income, but also allows for upside potential if electricity prices rise because the company has the potential to produce more power under its contract structure. We were able to purchase PPL at

                                   5
approximately ten times earnings, after earnings expectations had been reduced to a more sustainable level. PPL has virtually no exposure to the California power market.

     Calpine Corporation 5% Convertible Trust Preferred is a security issued by an independent power producer engaged in the development and operation of electric power plants. Calpine is also a large producer of natural gas. Almost all of Calpine's power plants are new and burn natural gas, which eliminates most environmental concerns. Although Calpine has a number of long term power contracts, earnings will still fluctuate with the price of electricity and could be volatile.

     The Trust Preferred securities have come down in price substantially, mostly due to the large decline in the common stock into which the preferred shares are convertible. Based on our purchase price, the preferred will provide a current yield of approximately 8%, an attractive return in this environment. The preferred also contains a "remarketing" feature that provides a mechanism to reset the dividend rate and the conversion rate in August of 2005, with the goal of creating a new preferred that should trade close to par ($50). Should this occur, as we anticipate, our investment will provide an annualized total return of more than 20%.

     It is hard to predict the exact timing of the recovery in the power industry, but it will happen. Traditionally, stock prices tend to rise prior to the fundamentals showing improvement, as investors begin to discount a future recovery. Undoubtedly, this will be the case here as well. We are encouraged in the fact that a great deal of bad news has already come out and valuations have suffered across the board.
Electricity prices are down, and there are few, if any, positive expectations built into current stock prices. This leaves a great deal of room for potential price appreciation resulting from favorable developments. Based on our analysis, each one of the securities mentioned should have more than enough financial strength to withstand the current crisis and should benefit greatly from an industry recovery.

     As we have mentioned in previous letters, the stock market remains a stock picker's market. This is an environment we understand and with which we are comfortable. The profit recovery that nine months ago was "just around the corner," or a "quarter or two away," remains "just around the corner," or a "quarter or two away." In general, valuations remain high, and we continue to proceed with caution in our analysis and security selection. The Greenspring Fund continues to seek equity investments that represent value with the potential for capital gains, while also providing a margin of safety. Currently, the portfolio is fully invested with a large percentage invested in fixed income securities. These fixed income securities have provided stability to the portfolio in this turbulent market. Many of these securities either mature very soon, can be "put" back to the issuing companies in the near future, or can easily be

                                   6
sold if a more compelling investment is found. We remain convinced of the potential for double digit, equity-like returns from much of the fixed income portfolio.

     We look forward to reporting on the Greenspring Fund's results as the year progresses, and hope that all of our fellow shareholders are enjoying the summer.

                                   Respectfully,

                                   /s/Charles vK. Carlson
                                   Charles vK. Carlson
                                   President


















                                   7
                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

COMMON STOCKS (44.76%)

   Shares                                                         Value
   ------                                                         -----

              Banks - Regional (3.37%)

    6,100     Columbia Bancorp                                 $   144,021
    5,700    *First Mariner Bancorp                                 63,270
   10,000     Provident Bankshares Corporation                     236,900
   11,770     Southern Financial Bancorp, Inc.                     376,169
   14,476     SunTrust Banks, Inc.                                 980,315
                                                               -----------
                                                                 1,800,675
                                                               -----------

              Communications Equipment (0.01%)

    5,000    *Agere Systems, Inc. Class A                            7,000
                                                               -----------
                                                                     7,000
                                                               -----------

              Construction Services (0.40%)

   10,000    *Insituform Technologies                              211,800
                                                               -----------
                                                                   211,800
                                                               -----------

              Consumer Electronics (0.10%)

   50,000    *SONICblue, Inc.                                       51,500
                                                               -----------
                                                                    51,500
                                                               -----------

              Diversified Natural Gas (5.56%)

   90,600     El Paso Corporation                                1,867,266
    5,400     Equitable Resources, Inc.                            185,220
   42,000     NiSource, Inc.                                       916,860
                                                               -----------
                                                                 2,969,346
                                                               -----------

              Electrical Equipment (0.87%)

    8,700     Emerson Electric Co.                                 465,537
                                                               -----------
                                                                   465,537
                                                               -----------

                                   8
                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Electric Power Generation (0.66%)

   50,000    *Calpine Corporation                              $   351,500
                                                               -----------
                                                                   351,500
                                                               -----------

              Engineering Services (2.70%)

   96,100    *Michael Baker Corporation                          1,441,500
                                                               -----------
                                                                 1,441,500
                                                               -----------

              Healthcare (2.16%)

  243,500    *Nabi Biopharmaceuticals                            1,152,972
                                                               -----------
                                                                 1,152,972
                                                               -----------

              Industrial Gas (1.08%)

   33,400    *Airgas, Inc.                                         577,820
                                                               -----------
                                                                   577,820
                                                               -----------

              Insurance (6.64%)

   17,200     ALFA Corp.                                           201,240
   34,450     PartnerRe, Ltd.                                    1,686,327
   65,000     UnumProvident Corp.                                1,654,250
                                                               -----------
                                                                 3,541,817
                                                               -----------

              Manufacturing (4.09%)

  201,150    *Middleby Corporation                               1,855,609
   13,600     Tredegar Corporation                                 328,440
                                                               -----------
                                                                 2,184,049
                                                               -----------


                                   9
                     GREENSPRING FUND, INCORPORATED
	                  PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Media - Cable Television (2.60%)

    5,000    *Comcast Corporation Class A                      $   123,300
   53,000    *Comcast Corporation Class A Special                1,263,520
                                                               -----------
                                                                 1,386,820
                                                               -----------

              Multi-Industry (0.90%)

   10,000     Pentair, Inc.                                        480,800
                                                               -----------
                                                                   480,800
                                                               -----------

              Oil and Gas Exploration/Production (1.11%)

    3,900     Burlington Resources, Inc.                           148,200
   11,140     EOG Resources, Inc.                                  442,258
                                                               -----------
                                                                   590,458
                                                               -----------

              Real Estate (1.31%)

   54,300     Center Trust, Inc.                                   383,358
   27,500     Urstadt Biddle Properties, Inc. Class A              313,500
                                                               -----------
                                                                   696,858
                                                               -----------

              Savings Institutions (2.09%)

   30,000     Washington Mutual, Inc.                            1,113,300
                                                               -----------
                                                                 1,113,300
                                                               -----------

              Semiconductor Components (0.58%)

   14,000    *Vishay Intertechnology, Inc.                         308,000
                                                               -----------
                                                                   308,000
                                                               -----------


                                   10
                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Solid Waste Services (0.72%)

   52,800    *Waste Industries USA                             $   385,968
                                                               -----------
                                                                   385,968
                                                               -----------

              Utilities - Electric (4.73%)

    6,800     Allegheny Energy                                     175,100
   71,000     PPL Corporation                                    2,348,680
                                                               -----------
                                                                 2,523,780
                                                               -----------

              Utilities - Natural Gas (3.08%)

   1,800      Chesapeake Utilities Corporation                      34,218
  58,600      NUI Corporation                                    1,611,500
                                                               -----------
                                                                 1,645,718
                                                               -----------

              Total Common Stocks (Cost $19,802,041)            23,887,218
                                                               ===========


INVESTMENT IN REGISTERED INVESTMENT COMPANY (0.92%)

  57,400      John Hancock Bank & Thrift Opportunity Fund          488,474
                                                               -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                             488,474
                                                               ===========


CONVERTIBLE PREFERRED STOCKS (4.21%)

  45,400      Calpine Capital Trust III 5.00%                    1,110,893
  29,000      Titan Capital Trust 5.75%                          1,133,726
                                                               -----------

              Total Convertible Preferred Stocks
               (Cost $2,489,187)                                 2,244,619
                                                               ===========

                                   11
                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

BONDS (45.71%)

 Principal
  Amount                                                          Value
  ------                                                          -----

              Convertible Bonds (44.77%)

$  143,000    Adaptec, Inc., 4.75%, 2/1/04                     $   138,978
 1,430,000    Avaya, Inc., 0%, 10/31/21                            531,781
 3,115,000    Charter Communications, Inc., 4.75%, 6/1/06        1,471,838
 1,915,000    Ciena Corporation, 3.75%, 2/1/08                   1,127,456
 1,500,000    Citrix Systems, 0%, 3/22/19                          567,188
 2,770,000    Corning Incorporated, 0%, 11/8/15                  1,366,823
 2,400,000    CuraGen Corporation, 6%, 2/2/07                    1,684,500
 2,049,000    Dura Pharmaceuticals, 3.50%, 7/15/02               2,033,633
 1,790,000    Hyperion Solutions Corp., 4.5%, 3/15/05            1,596,456
 2,582,000    Network Associates, 0%, 2/13/18                    1,219,995
 2,630,000    ONI Systems, 5%, 10/15/05                          1,878,806
 2,250,000    Quanta Services, 4%, 7/1/07                        1,476,562
 2,830,000    Sepracor, Inc., 7%, 12/15/05                       1,922,190
 3,570,000    Shaw Group, 0%, 5/1/21                             2,058,887
 3,215,000    SONICblue Incorporated, 5.75%, 10/1/03             1,655,725
 2,473,000    TranSwitch Corporation, 4.5%, 9/12/05              1,513,167
 2,400,000    Tyco International Group, 0%, 2/12/21              1,650,000
                                                               -----------
                                                                23,893,985
                                                               -----------

              Non-Convertible Bond (0.94%)

   792,000    Lucent Technologies, 7.25%, 7/15/06                  498,960
                                                               -----------
                                                                   498,960
                                                               -----------

              Total Bonds (Cost $27,641,604)                    24,392,945
                                                               ===========

                                   12
                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

SHORT-TERM INVESTMENTS (2.46%)

   Shares                                                         Value
   ------                                                         -----

 1,314,722    Temporary Investment Fund, Inc.                  $ 1,314,722
                                                               -----------

              Total Short-Term Investments (Cost $1,314,722)     1,314,722
                                                               ===========

              Total Investments (98.06%) (Cost $51,659,562)     52,327,978

              Other Assets Less Liabilities (1.94%)              1,035,672
                                                               -----------

              Total Net Assets (100%)                          $53,363,650
                                                               ===========

*Non-income producing securities












                                   13
                     GREENSPRING FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                             JUNE 30, 2002
                              (UNAUDITED)

ASSETS
 Investments, at market value (Cost $51,659,562)               $52,327,978
 Receivable for securities sold                                  1,631,471
 Interest receivable                                               348,404
 Dividends receivable                                               39,644
 Receivable for Fund shares                                          6,667
 Other assets                                                        1,113
                                                               -----------
                                                                54,355,277
                                                               -----------

LIABILITIES
 Payable for securities purchased                                  883,302
 Payable for Fund shares                                            38,610
 Due to investment adviser                                          37,918
 Accrued expenses                                                   31,797
                                                               -----------
                                                                   991,627
                                                               -----------

NET ASSETS
 Capital stock, $.01 par value, authorized 60,000,000 shares,
 outstanding, 3,014,975                                        $53,363,650
                                                               ===========

NET ASSETS CONSIST OF:
 Capital stock at par value                                         30,150
 Paid in capital                                                50,828,039
 Undistributed net investment income                             1,453,095
 Undistributed net realized gains                                  383,950
 Unrealized appreciation of investments                            668,416
                                                               -----------

                                                               $53,363,650
                                                               ===========

NET ASSET VALUE PER SHARE                                      $     17.70
                                                               ===========



The accompanying notes are an integral part of these financial statements.



                                   14
                     GREENSPRING FUND, INCORPORATED
                        STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2002
                               (UNAUDITED)

NET INVESTMENT INCOME
Income
 Interest                                                      $ 1,291,558
 Dividend                                                          261,558
                                                               -----------

  Total Income                                                   1,553,116
                                                               -----------

Expenses
 Investment advisory fees                                          200,095
 Professional fees                                                  33,407
 Administrative fees                                                25,671
 Registration fees                                                  16,487
 Transfer agent fees                                                16,360
 Miscellaneous fees                                                 10,433
 Reports to shareholders                                             9,090
 Custody fees                                                        6,672
 Directors fees                                                      3,700
                                                               -----------

  Total Expenses                                                   321,915
                                                               -----------

  Net Investment Income                                          1,231,201
                                                               -----------



REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS

 Net realized gains on investments                               3,427,492
 Net change in unrealized appreciation/depreciation of
   investments                                                  (4,977,686)
                                                               ------------
                                                                (1,550,194)
                                                               ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $  (318,993)
                                                               ============





The accompanying notes are an integral part of these financial statements.



                                   15
                     GREENSPRING FUND, INCORPORATED
                   STATEMENT OF CHANGES IN NET ASSETS
                               (UNAUDITED)


                                            Six months
                                              Ended             Year Ended
                                             June 30,          December 31,
                                               2002                2001
                                               ----                ----

OPERATIONS:
 Net investment income                     $ 1,231,201         $ 2,594,320
 Net realized gains from investments         3,427,492            (224,590)
 Net change in unrealized appreciation/
  depreciation of investments               (4,977,686)          2,321,515
                                           ------------        ------------
                                              (318,993)          4,691,245
                                           ------------        ------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                           -              (2,676,926)
 Net realized gain on investments                -                   -
                                           ------------        ------------
                                                 -              (2,676,926)
                                           ------------        ------------

CAPITAL STOCK TRANSACTIONS:
 Sale of 335,353 and 1,427,250 shares        6,249,394          26,503,726
 Distributions reinvested of 0 and
  142,076 shares                                 -               2,510,821
 Redemption of 178,141 and 1,462,367
  shares*                                   (3,258,990)        (27,054,091)
                                           ------------        ------------
                                             2,990,404           1,960,456
                                           ------------        ------------

TOTAL INCREASE IN NET ASSETS                 2,671,411           3,974,775

NET ASSETS AT BEGINNING OF PERIOD           50,692,239          46,717,464
                                           ------------        ------------

NET ASSETS AT END OF PERIOD                $53,363,650         $50,692,239
                                           ============        ============

*Net of redemption fees of $2,916





The accompanying notes are an integral part of these financial statements.


                                   16
                     GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2002
                              (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period, unless the Adviser believes that market quotes are a more appropriate representative of the value of the security.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

                                   17
                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       JUNE 30, 2002
                              (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 2002, purchases and sales of investments, other than short-term investments, aggregated $28,978,397 and $25,289,015, respectively.


                                   18
                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       JUNE 30, 2002
                              (UNAUDITED)

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis differ from those reflected in the accompanying financial statements. For tax purposes, net assets at December 31, 2001 consisted of:

Unrealized appreciation                                        $ 7,517,624
Unrealized depreciation                                         (2,550,173)
                                                               ------------
 Net unrealized appreciation                                     4,967,451
 Undistributed ordinary income                                     221,894
 Undistributed long-term capital gains                                   0
 Capital loss carryforwards                                     (2,364,891)
 Paid-in capital and capital stock                              47,867,785
                                                               ------------
 Net assets                                                    $50,692,239
                                                               ============

For tax purposes, distributions from the Fund during the year ended December 31, 2001 were classified as follows:

Ordinary income                                                $ 2,676,926
Long-term capital gains                                                  0
Return of capital                                                        0
                                                               -----------
Total distributions                                            $ 2,676,926
                                                               ===========

Tax cost basis of securities:                                  $45,502,399
                                                               ===========

As of December 31, 2001, the Fund had capital loss carryforwards of $2,364,891 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration beginning in 2006.


                                  19
                    GREENSPRING FUND, INCORPORATED
	         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      JUNE 30, 2002
                             (UNAUDITED)

Note 4 - Federal Income Taxes (Con't)

For tax purposes, the Fund has elected to treat net capital losses realized between November 1 and December 31, 2001 in the amount of $129,729 as occurring on the first day of the following tax year.

Note 5 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2002, investment advisory fees payable amounted to $33,625.

Corbyn Investment Management, Inc. also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2002, administrative fees payable amounted to $4,293.

As of June 30, 2002, investors for whom Corbyn Investment Management was investment adviser held 656,087 shares of the Fund's common stock.








                                      20
                        GREENSPRING FUND, INCORPORATED
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   For the
                                  six months
                                    ended
                                    6/30/02   12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                    -------   --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                $17.74     $16.98   $15.41    $16.10    $20.04    $17.24
                                    ------     ------   ------    ------    ------    ------
Income From Investment Operations
Net Investment Income                 0.40       0.93     0.85      1.16      0.76      0.50
Net Realized and Unrealized
 Gain/(Loss) on Investments          (0.44)      0.79     1.51     (0.73)    (3.91)     3.58
                                    -------    ------   ------    -------   -------   ------
Total From Investment Operations     (0.04)      1.72     2.36      0.43     (3.15)     4.08
                                    -------    ------   ------    -------   -------   ------
Less Distributions
Net Investment Income                ( -  )     (0.96)   (0.79)    (1.12)    (0.75)    (0.68)
Net Realized Gain on Investments     ( -  )     ( -  )   (  - )    (  - )    (0.04)    (0.60)
                                    -------    -------   ------    ------    ------    ------
Total Distributions			 ( -  )     (0.96)   (0.79)    (1.12)    (0.79)    (1.28)
                                    -------    -------   ------    ------    ------    ------
Net Asset Value,
 End of Period                      $17.70     $17.74    $16.98    $15.41    $16.10    $20.04
                                    =======    ======    ======    ======    ======    ======
Total Return                        (0.23%)    10.23%    15.64%     2.64%   (15.97%)   23.95%
                                    =======    ======    ======    ======   ========   ======
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)              $53,364   $52,692   $46,717   $60,813   $113,884  $181,214
                                    =======   =======   =======   =======   ========  ========
Ratio of Expenses to
 Average Net Assets*                  1.20%     1.19%     1.24%     1.08%     1.01%     1.00%
                                    =======   =======   =======   =======   ========  ========
Ratio of Net Investment
 Income to Average Net Assets*        4.58%     5.04%     4.83%     6.10%     3.77%     3.10%
                                    =======   =======   =======   =======    =======  ========
Portfolio Turnover                   50.05%    89.41%   100.78%    91.27%    71.62%    46.17%
                                    =======   =======   =======   =======    =======  =======
*Annualized



                                   21
                     GREENSPRING FUND, INCORPORATED
                      PERFORMANCE SINCE INCEPTION


                            GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345
                      6/30/02               75,175

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended June 30, 2002 were 0.24%, 3.89% and 10.04%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.


                                   22
                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800